Exhibit 99.1

7961 SHAFFER PARKWAY
SUITE 5
LITTLETON, COLORADO 80127
TELEPHONE (720) 981-1185
FAX (720) 981-1186	Trading Symbol: VGZ Toronto and NYSE Amex Exchanges

NEWS

Vista Gold Announces Confirmatory Drilling Program at Paredones Amarillos Gold Project and Update on Permitting Progress

Denver, Colorado, August 4, 2009 – Vista Gold Corp. (TSX & NYSE Amex: VGZ) (“Vista” or the “Company”) announced today that it will be initiating a diamond drilling program at the Paredones Amarillos gold project, located in Baja California Sur, Mexico.  The program of diamond drill holes is designed to obtain samples to confirm process plant design criteria and provide additional validation of the mineral reserve model used for the feasibility study completed in September 2008 and announced in a press release dated September 8, 2008.  Vista received the final authorization to proceed with the drilling program on Friday, July 31, 2009, and plans on mobilizing the drilling contractor within two weeks. The Company expects to complete the drilling by mid-October and complete the evaluation of the results later in the fourth quarter.

Vista’s advisors and management have been working with Mexican authorities to expedite the permitting process at the Paredones Amarillos gold project. Vista’s advisors have informed management that the Company’s application for the Temporary Occupation Permit (“TOP”) for the use of the federal land which overlies the Paredones Amarillos deposit is in the final review stages and that the application process continues to advance favorably.  Receipt of the TOP is a pre-requisite for filing an application for the Change of Land Use Permit (“CUSF”) which will enable the Company to commence development of Paredones Amarillos.  The Company has already prepared the CUSF application and obtained the environmental permit necessary to submit the application. The Company intends to submit the CUSF application as soon as the TOP is received.

Fred Earnest, the Company’s President and COO, said, “Approval of the drilling program is a positive sign and we are hopeful that the final stages of the Paredones Amarillos permitting process will now move more rapidly. We expect that the receipt of the TOP and the results of the drilling program will enable us to commence detailed engineering and refurbishment of the milling equipment we purchased in April 2008, as well as advance project financing efforts. We are currently in the final stages of updating the capital and operating costs and project economics for the development of the Paredones Amarillos gold project and plan to release the results shortly.”

About Vista Gold Corp.

Since 2001, Vista has acquired a number of gold projects with the expectation that higher gold prices would increase their value. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com. Vista has undertaken programs to advance the Paredones Amarillos gold project, located in Baja California Sur, Mexico, including a definitive feasibility study, the purchase of long delivery equipment items, and the purchase of land for the processing facilities, related infrastructure and the desalination plant. The results of a Preliminary Economic Assessment completed in 2009 on the Mt. Todd gold project in Australia are encouraging and Vista is undertaking other studies to advance the project, with the completion of a preliminary feasibility

study targeted for the fourth quarter of 2009   Vista’s other holdings include the Guadalupe de los Reyes gold project in Mexico, Yellow Pine gold project in Idaho, Awak Mas gold project in Indonesia, and the Long Valley gold project in California.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as financial and operating results and estimates; potential funding requirements and sources of capital; plans for budgeting financial recoveries; the timing, performance and results of feasibility studies including the timing and receipt of required land use, environmental and other permits for the Paredones Amarillos gold project and timing for starting and completion of drilling and testing programs at the Paredones Amarillos gold project; the timing and outcome of the application for the TOP and for the new CUSF for the Paredones Amarillos gold project and timing for confirmation of the status of such permits; anticipated timing of commencement of construction and commencement of production at the Paredones Amarillos gold project; preliminary assessment results for the Mt. Todd gold project; and plans and timing for a preliminary feasibility study at the Mt. Todd gold project; Vista’s future business strategy; goals; operations; plans; potential project development; future gold prices; Vista’s potential status as a producer including plans and timing of potential production; and other such matters are forward-looking statements and forward-looking information.  When used in this press release, the words “estimate”, “plan”, “will”, “target”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, risks relating to general economic conditions, delays and incurrence of additional costs in connection with our Paredones Amarillos gold project, including uncertainty relating to timing and receipt for required governmental permits; uncertainty relating to timing and outcome of the TOP and the new CUSF for the Paredones Amarillos gold project, uncertainty of feasibility study results and preliminary assessments and of estimates on which such results are based; risks relating to delays in commencement and completion of construction at the Paredones Amarillos and Mt. Todd gold projects; risks of significant cost increases; risks of shortages of equipment or supplies; risks that Vista’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; risks related to repayment of debt; risks related to increased leverage; and uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K, as amended and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com